SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2002

Swank, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 1-5354

Delaware (State or other jurisdiction of incorporation or organization)	04-1886990 (IRS Employer Identification Number)

90 Park Avenue New York, NY (Address of principal executive offices)	10016 (Zip code)

(212) 867-2600
(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

	Exhibit No.	Description

	99	Press Release of the Company dated May 12, 2003.
Item 9.	Regulation FD Disclosure.

        The information contained in this Current Report on Form 8-K is being furnished pursuant to Item 12. "Results of Operations and Financial Condition", but is included under this Item 9 in accordance with Securities and Exchange Commission (the "Commission") Release No. 33-8216.

        On May 12, 2003, Swank, Inc. (the "Company") issued a press release announcing its financial results for its fiscal quarter ended March 31, 2003. A copy of that press release is attached as Exhibit 99 to this Current Report on Form 8-K.

        The information contained in this Current Report on Form 8-K is being furnished to the Commission, shall not be considered "filed" with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, shall not be subject to the requirements of Item 10 of Regulation S-K, and shall not be incorporated by reference into any registration statement, proxy statement, or other report under the Securities Act of 1933, as amended, or under the Exchange Act, except as specifically set forth in such statement or report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2003	SWANK, INC.

By: /s/ Jerold R. Kassner

Jerold R. Kassner, Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release of the Company dated May 12, 2003.